UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHODLER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08824
Integrity Fund of Funds, Inc.
(Exact name of registrant as specified in charter)

Address of Registrant	1 Main Street North
Minot, ND 58703

Name and Address of agent for service	Brent Wheeler/Kevin Flagstad
1 Main Street North
Minot, ND 58703

Registrant’s telephone number, including area code	(701) 852-5292

Date of fiscal year end	December 31
Date of reporting period	December 30, 2005

Item 1)	Reports to Stockholders.

Dear Shareholders:

Enclosed is the report of operations of the Integrity Fund of Funds, Inc. (the “Fund”) for the year ended December 30, 2005.  The Fund’s portfolio and related financial statements are presented within for your review.

Last year was a grueling, grinding year for stocks. In the face of rising interest rates, higher energy prices, natural disasters and ongoing conflicts in the Middle East, financial markets were notably benign last year.  The Fund fared respectably delivering a total return of 7.21%* for the year ended December 30, 2005.  This compares to the Dow Jones Industrial Average (DOW) of 9.49%, The Standard & Poors 500 Composite Index (S&P 500) 4.91% and the NASDAQ of 1.49%.

Notable to the Funds performance for the year was our largest holding, Dodge & Cox Stock Fund up 9.36% and our second largest holding, The Growth Fund of America up 14.23%.  Also contributing to the overall performance were partial sales of Franklin Gold & Precious Metals Fund and T. Rowe Price New Era Fund.

On the other side of the ledger, Thompson Plum Growth Fund lost -2.4% with Washington Mutual Investors up 3.6% and Fidelity Dividend Growth up 3.1%.

Although we would like to see consistent double-digit gains, normal bull markets settle down after early gains and that is what has happened in 2005.  After spending a good part of the year in the red, the markets rallied late in the year to finish slightly positive.  The average annual change in the Dow Jones Industrial Average from its inception in 1896 through 2004 is an increase of 7.6%.**

There are plenty of unknowns going into the New Year.  Among the uncertainties: How strong corporate profits will be, what will oil do, will the housing market slow down and will the Federal Reserve continue to raise interest rates.

In an effort to keep the economy from overheating, the Federal Reserve has been raising rates since June 2004 from a 45 year low of 1% to a current rate of 4.25%.  The Fed has hinted after its December policy meeting that it could halt, or at least pause, in its rate-increase campaign some time in the first part of this year.  That would be good news for equities.

The Fund continues to search and hold proven funds whose long-term performance of capital appreciation and growth of income are consistent with the Fund’s objectives.

If you would like more updates, visit out website at www.integrityfunds.com for daily prices along with pertinent fund information.

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable contingent deferred sales charges, which would have reduced the performance.

** Wall Street Journal, January 6, 2006

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

December 30, 2005 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com.  This information is also available from the EDGAR database on the Securities and Exchange Commission’s (“SEC's”) website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S).  The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov.  The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.  You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions  December 30, 2005 (Unaudited)

 Appreciation
 Increase in the value of an asset.

Average Annual Total Return
 A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
 A commonly used measure of inflation; it does not represent an investment return.

Contingent Deferred Sales Charge (CDSC)
 A charge applied at the time of the redemption, assuming redemption at the end of the period.

Depreciation
Decrease in the value of an asset.

Growth Fund
 A type of diversified common stock fund that has capital appreciation as its primary goal.  It invests in companies that reinvest most of their earnings for expansion, research, or development.

Growth & Income Fund
 Fund that invests in common stocks for both current income and long-term growth of capital and income.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
Actual price at which a fund trades in the market place.

Net Asset Value (NAV)
 The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

No-Load
A mutual fund whose shares are sold without a sales charge added to the net asset value.

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

December 30, 2005 (Unaudited)

PERFORMANCE AND COMPOSITION

Portfolio Load Types

No-Load	50.7%
Load	49.3%

The Load Structure reflects the type of sales load typically charged by each fund in the portfolio.
As of 12/30/05, the Fund has not paid a sales load to any fund.

These percentages are subject to change.

Portfolio Investment Style

G – Growth	44.0%
G&I – Growth & Income	23.1%
WS – World Stock	17.1%
EI – Equity Income	11.5%
PM – Precious Metals	2.9%
NR – Natural Resources	1.4%

The Portfolio Investment Style reflects the investment methodology and the size of the company in which each fund in the portfolio invests.

These percentages are subject to change.

December 30, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2005 to December 30, 2005.

The example illustrates the Fund’s costs in two ways:

Actual expenses
The section in the table under the heading “Actual” provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/30/05	Ending Account Value 12/30/05	Expenses Paid During Period*
Actual
Class B	$1,000.00	$1,083.03	$8.59
Hypothetical (5% return before expenses)
Class B	$1,000.00	$1,016.89	$8.32

*Expenses are equal to the annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 180/360 days. The Fund’s ending account value on the first line in the table is based on its actual total return of 8.30% for the period of June 30, 2005, to December 30, 2005.

December 30, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 30, 2005
				Since Inception
Integrity Fund of Funds	1 year	5 year	10 year	(January 3, 1995)
Without CDSC	7.21%	(1.37%)	4.00%	5.77%
With CDSC (1.50% Max)	5.71%	(1.37%)	4.00%	5.77%
				Since Inception
S&P 500 Index	1 year	5 year	10 year	(January 3, 1995)
	4.91%	0.54%	9.07%	11.40%

Putting Performance into Perspective
Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

December 30, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH (insert here)

Comparison of change in value of a $10,000 investment in Integrity Fund of Funds and the S&P 500 Index

	Integrity Fund of Funds
	w/o CDSC	S&P 500 Index
1995	$10,000	$10,000
1996	$11,383	$12,296
1997	$13,050	$16,398
1998	$14,639	$21,085
1999	$17,425	$25,521
2000	$15,858	$23,198
2001	$12,442	$20,441
2002	$ 9,807	$15,923
2003	$12,618	$20,491
2004	$13,803	$22,720
2005	$14,799	$23,836

Putting Performance into Perspective
Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of the maximum contingent deferred sales charge (CDSC).  Had CDSC been included, performance would have been lower.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.

December 30, 2005 (Unaudited)

MANAGEMENT OF THE FUND
The Board of the Fund consists of five Directors. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds. Three Directors (60% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “Independent” Directors. Two of the remaining four Directors and/or Officers are “Interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Directors of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Director, and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT DIRECTORS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 84	Director	Since August 1994	Retired; Attorney; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	16	None
Orlin W. Backes 15 2nd Ave., SW Ste. 305 Minot, ND 58701 70	Director	Since April 1995	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	16	Director, First Western Bank & Trust
R. James Maxson Town & Country Ctr. 1015 S. Bdwy, Ste 15 Minot, ND 58701 58	Director	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios and The Integrity Funds (since May 2003).	16	None

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

Directors and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Directors and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Director and other directorships, if any, held outside the Fund Complex, are shown below.

December 30, 2005 (Unaudited)

The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Director and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED DIRECTORS AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 North Main Minot, ND 58703 71	Director, Vice President and Secretary	Since Inception	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios and The Integrity Funds (since May 2003); and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
**Robert E. Walstad 1 North Main Minot, ND 58703 61	Director, Chairman and President	Since Inception

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003); Trustee, Chairman and President (since January 1996), and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Trustee, Chairman and President (since May 2003) and Treasurer (May 2003 to May 2004), The Integrity Funds; Director, President, CEO, and Treasurer, Integrity Funds Distributor, Inc.,  (January 1996 to August 2003); Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, Capital Financial Services, Inc. (since January 2002).

				16	Director, Capital Financial Services, Inc.
Laura K. Anderson 1 Main Street North Minot, ND 58703 31	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios and The Integrity Funds.

				NA	None
Brent M. Wheeler 1 Main Street North Minot, ND 58703 35	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 thru  October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), MF Chief Compliance Officer (Since October 2005) The Integrity Funds and Integrity Mutual Funds.

				NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

** Directors who are “interested persons” of the Fund as defined in the Investment Company Act of 1940.  Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Funds’ Investment Adviser and Principal Underwriter.

Directors and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Directors and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 30, 2005 (Unaudited)

Board Approval of Investment Advisory Agreement
Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund's investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund's underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund's transfer and accounting services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“Integrity Mutual Funds”), the Fund's sponsor.

The approval and the continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the directors or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the directors who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Directors also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on October 28, 2005, the Board of Directors, including a majority of the Independent Directors of the Fund, approved the Investment Advisory Agreement (“Advisory Agreement”), between the Fundand Integrity Money Management.

The Directors, including a majority of Directors who are neither party to the Advisory Agreement nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement.  In determining whether it was appropriate to approve the Advisory Agreement, the Directors requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory Agreement, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)     the nature, extent and quality of the adviser’s services;

(b)     the investment performance of the fund and the adviser;

(c)     the costs of the services to be provided and profits to be realized by the adviser and its affiliates from the relationship with the fund;

(d)     the extent to which economies of scale would be realized as the fund grows; and

(e)     whether fee levels reflect economies of scale for the benefit of fund investors.

In evaluating the Adviser’s services and their fees, the Directors reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Fund, the Directors considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser.  The Directors also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  In this regard, the Directors noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided.  The Directors did not identify any single factor discussed above as all-important or controlling.  The Directors also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s Portfolio Manager, Monte Avery, will continue to manage the Fund in substantially the same way as it has been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services:  The Investment Adviser currently provides services to sixteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. The Portfolio Manager of the Fund has over 20 years experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A comparison of the Fund’s pro forma net operating expenses under the Advisory Agreement vis-à-vis comparable funds reflected that most of the comparable funds have similar or higher expense structures than the Fund, based upon data provided by outside consultants and fund financial reports.  The Fund’s net expense ratio of 1.65% for Class B shares was comparable to other funds of similar objective and size. The Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds. The other funds managed by the Investment Adviser have traditionally had a relatively low net ratio of expenses.  The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.  The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Investment Performance:  The Fund has performed higher than its relative benchmark, and has positive returns for the September 30, 2005, year-to-date, 1-year, 10-year and since inception periods.  The Fund has also been meeting its investment objective of long-term capital appreciation and growth of income.

Profitability:  The Board has reviewed the financial statements of the Investment Adviser at prior meetings and most recently the year-ended December 31, 2004.  The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund and does not participate in any soft dollar arrangements from securities trading.  The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund.

Economies of Scale:  The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.  The advisory fees are structured appropriately based on the size of the Fund.

In voting unanimously to approve the Advisory Agreement, the Directors did not identify any single factor as being of paramount importance.  The Directors noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund.  The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

·         With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

·         The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has a day-to-day management responsibilities.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  As of March 1, 2005, Mr. Avery's compensation is based on salary paid every other week.  He is not compensated for client retention.  In addition, Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees.  This plan is funded by employee elective deferrals and to an extent matching contributions by the Company.  After one year of employment the employee is eligible to participate in the Company matching program.  The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%.  Integrity Mutual Funds, Inc., has established a program in which it will grant interests in Integrity Mutual Funds, Inc., stock to current employees that meet certain eligibility requirements, as a form of long-term incentive.  The program is designed to allow investment staff and other key employees to participate in the long-term growth of the value of the firm.

·         Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments  December 30, 2005

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value
MUTUAL FUNDS (93.8%)

Dodge & Cox Stock Fund Class N	5,466	$750,056
Fidelity Dividend Growth Fund Class N	13,615	391,977
Franklin Gold & Precious Metals Class A	6,351	162,828
American Growth Fund of America Class A	24,212	747,174
*Legg Mason Value Trust Class N	3,623	248,902
MFS Value Fund Class A	15,100	349,570
Mairs and Power Growth Fund Class N	5,132	367,906
T. Rowe Price Equity Income Fund Class N	11,533	298,939
T. Rowe Price New Era Fund Class N	1,997	82,091
Templeton World Fund Class A	24,231	429,864
Templeton Growth Fund Class A	23,496	539,004
Thompson Plumb Growth Fund Class N	8,515	377,063
Vanguard Capital Opportunity Fund Class N	10,663	352,187
Washington Mutual Investors Class A	18,039	556,318
TOTAL MUTUAL FUNDS (COST:$4,746,523)		$5,653,879

SHORT-TERM SECURITIES (6.0%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $363,534)	363,534	$363,534

TOTAL INVESTMENTS IN SECURITIES (COST: $5,110,057)		$6,017,413

OTHER ASSETS LESS LIABILITIES		11,587

NET ASSETS		$6,029,000

*Indicates mutual fund is non-income producing.

The accompanying notes are an integral part of these financial statements.

Financial Statements December 30, 2005

Statement of Assets and Liabilities  December 30, 2005

ASSETS
Investments in securities, at value (cost: $5,110,057)	$6,017,413
Accrued interest receivable	1,022
Accrued dividends receivable	23,662
Receivable from manager	74
Prepaid expenses	3,129

Total Assets	$6,045,300

LIABILITIES
Payable to affiliates	$6,752
Accrued expenses	5,565
Disbursement in excess of demand deposit cash	3,983

Total Liabilities	$16,300

NET ASSETS	$6,029,000

Net assets are represented by:
Capital stock outstanding, at par	$51
Additional paid-in capital	9,535,106
Accumulated undistributed net realized gain (loss) on investments	(4,413,513)
Unrealized appreciation on investments	907,356
Total amount representing net assets applicable to
513,505 outstanding shares of $.0001 par value
common stock (1,000,000,000 shares authorized)	$6,029,000

Net asset value per share	$11.74

The accompanying notes are an integral part of these financial statements.

Statement of Operations  For the year ended December 30, 2005

INVESTMENT INCOME
Interest	$4,403
Dividends	77,884
Total Investment Income	$82,287

EXPENSES
Investment advisory fees	$55,938
Service fees	15,538
Transfer agent fees	24,001
Accounting service fees	27,108
Transfer agent out-of-pockets	2,733
Professional fees	5,265
Custodian Fees	2,281
Directors fees	1,816
Reports to shareholders	3,650
Legal fees	8,786
Audit fees	8,399
License, fees, and registrations	8,141
Total Expenses	$163,656
Less expenses waived or absorbed by the Fund’s manager	(61,165)
Total Net Expenses	$102,491

NET INVESTMENT INCOME (LOSS)	$(20,204)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	$346,075
Net change in unrealized appreciation (depreciation) of investments	91,510
Net Realized and Unrealized Gain (Loss) on Investments	$437,585

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$417,381

 The accompanying notes are an integral part of these financial statements.

Financial Statements  December 30, 2005

Statement of Changes in Net Assets

For the year ended December 30, 2005, and the year ended December 31, 2004

	For The Year EndedDecember 30, 2005	For The Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(20,204)	$(25,639)
Net realized gain (loss) on investments	346,075	109,817
Net change in unrealized appreciation (depreciation) on investments	91,510	482,361
Net Increase (Decrease) in Net Assets Resulting From Operations	$417,381	$566,539

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.00 and $.00 per share, respectively)	$0	$0
Distributions from net realized gain on investments ($.00 and $.00 per share, respectively)	0	0
Total Dividends and Distributions	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$547,609	$610,423
Proceeds from reinvested dividends	0	0
Cost of shares redeemed	(1,453,282)	(1,801,541)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(905,673)	$(1,191,118)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(488,292)	$(624,579)

NET ASSETS, BEGINNING OF PERIOD	6,517,292	7,141,871

NET ASSETS, END OF PERIOD	$6,029,000	$6,517,292
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  December 30, 2005

Note 1.  ORGANIZATION

Integrity Fund of Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.  The Fund incorporated under the laws of the State of North Dakota on June 1, 1994 and commenced operations on January 1, 1995.  The Fund’s objective is long-term capital appreciation and growth of income.  The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which, in turn, invest principally in equity securities.

Shares of the Fund are offered for sale at net asset value without a sales charge.  Shares may be subject to a contingent deferred sales charge if redeemed within five years of purchase.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Investments in mutual funds are valued at the net asset value (NAV) per share most recently determined and reported by the respective mutual fund.  Such quotations are obtained from a pricing service.  If the pricing service fails to receive the NAV from the underlying mutual fund, a daily news source from the internet will be used as the pricing source, along with a telephone call to the underlying mutual fund.  If the NAV is unreportable by the underlying fund group on the current day, our pricing group will wait until the next business morning to obtain the price from the underlying fund group and then price and verify the NAV for the Fund.

Federal and state income taxes – The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments to its shareholders.  Therefore, no provision for income taxes is required.

The tax character of distributions paid was as follows:

	December 30, 2005	December 31, 2004
Tax-exempt income	$0	$0
Ordinary income	0	0
Long-term capital gains	0	0
Total	$0	$0

During the years ended December 30, 2005, and December 31, 2004, there were no distributions paid.

As of December 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($4,413,513)	$907,356	($3,506,157)

The Fund has available at December 30, 2005, a net capital loss carryforward totaling $4,413,513, which may be used to offset capital gains.  The capital loss carryforward amounts will expire in each of the years ended December 31 as shown in the table below.

Year	Unexpired Capital Losses
2009	$2,190,600
2010	$1,709,000
2011	$513,913

For the year ended December 30, 2005, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Distributions to shareholders – The Fund will distribute dividends from net investment income and any net realized capital gains at least annually.  Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash. Distributions are recorded on the ex-dividend date.

Other – Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date.  Realized gains and losses are reported on the identified cost basis.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatments for non-taxable dividends, and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income – Dividend income is recognized on the ex-dividend date.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation), related to open futures contracts, is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of December 30, 2005, there were 1,000,000,000 shares of $.0001 par value authorized; 513,505 and 595,004 shares were outstanding atDecember 30, 2005, and December 31, 2004, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
Shares sold	50,218	60,377
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(131,717)	(179,067)
Net increase (decrease)	(81,499)	(118,690)

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund's investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund's underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund's transfer and accounting services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“Integrity Mutual Funds”), the Fund's sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets.  The Fund has recognized $284of investment advisory fees after waiver for the year ended December 30, 2005.  The Fund has a payable to Integrity Money Management of $0 at December 30, 2005, for investment advisors fees.  Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The investment adviser may voluntarily waive fees or reimburse expenses not required under the advisory contract from time to time.  Accordingly, after fee waivers and expense reimbursements, the Fund’s actual total annual operating expenses was 1.65% for the fiscal year ended December 30, 2005.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor is the Fund’s principal underwriter.  The Fund pays Integrity Funds Distributor service fees computed at an annual rate of 0.25% of the Fund’s average daily net assets.  Integrity Funds Distributor, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts.  The Fund has recognized $15,538 of service fees for the year ended December 30, 2005.  The Fund has a payable to Integrity Funds Distributor of $1,266 at December 30, 2005, for service fees.  Certain officers and directors of the Fund are also officers and directors of the underwriter.

Integrity Fund Services provides shareholder services for a fee computed at an annual rate of 0.25% of the Fund’s average daily net assets with a minimum of $2,000 per month, plus out-of-pocket expenses.  An additional fee with a minimum of $500 per month is charged for each additional share class.  The Fund has recognized $24,001of transfer agency fees for the year ended December 30, 2005.  The Fund has a payable to Integrity Fund Services of $2,000 at December 30, 2005, for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million.  An additional fee with a minimum of $500 per month is charged for each additional share class.  The Fund has recognized $27,108of accounting service fees for the year ended December 30, 2005.  The Fund has a payable to Integrity Fund Services of $2,253at December 30, 2005, for accounting service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $100,000 and $1,116,737, respectively, for the year ended December 30, 2005.

Note 6.  INVESTMENT IN SECURITIES

At December 30, 2005, the aggregate cost of securities for federal income tax purposes was $5,110,057 and the net unrealized appreciation of investments based on the cost was $907,356, which is comprised of $907,500 aggregate gross unrealized appreciation and $144 aggregate gross unrealized depreciation.

Financial Highlights  December 30, 2005

Selected per share data and ratios for the period indicated

		For The Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Year Ended December 31, 2003		For The Year Ended December 31, 2002		For The Year Ended December 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD		$10.95		$10.01		$7.78		$9.87		$12.58

Income from Investment Operations:
Net investment income (loss)		$(.04)		$(.04)		$(.07)		$(.10)		$(.12)
Net realized and unrealized gain (loss) on investments		..83		..98		2.30		(1.99)		(2.59)
Total Income (Loss) From Investment Operations	$	..79	$	..94		$2.23		$(2.09)		$(2.71)

Less Distributions:
From net investment income	$	..00	$	..00	$	..00	$	..00	$	..00
Distributions from net realized gains		..00		..00		..00		..00		..00
Total Distributions	$	..00	$	..00	$	..00	$	..00	$	..00

NET ASSET VALUE, END OF PERIOD		$11.74		$10.95		$10.01		$7.78		$9.87

Total Return		7.21%(A)		9.39%(A)		28.66%(A)		(21.18)%(A)		(21.54)%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$6,029		$6,517		$7,142		$8,496		$14,418
Ratio of net expenses (after expense assumption) to average net assets		1.65%(B)		1.60%(B)		1.60%(B)		1.60%(B)		1.60%(B)
Ratio of net investment income to average net assets		(0.33%)		(0.39)%		(0.69)%		(0.89)%		(1.13)%
Portfolio turnover rate		1.65%		24.84%		0.00%		27.71%		51.46%

(A) Excludes contingent deferred sales charge of 1.50%.

(B) During the periods indicated above, Integrity Mutual Funds assumed/waived expenses of $61,165, $57,412, $25,525, $21,883, and $10,797, respectively.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been2.63%, 2.47%, 1.97%, 1.79%, and 1.67%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Integrity Fund of Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Integrity Fund of Funds, Inc. (the Fund), including the schedule of investments, as of December 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 30, 2005, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity Fund of Funds, Inc. as of December 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles  generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota  USA
February 13, 2006

Item 2)	Code of Ethics.
(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code”).

	(b)	For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:
		(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules, and regulations;
		(4)	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the code; and
		(5)	Accountability for adherence to the Code.
	(c)	The Code has been amended to remove references to the functions of the corporation and apply specifically to the Funds.
	(d)	The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PFO and PEO during the period covered by this report.
	(e)	Not applicable.
	(f)	See Item 12(a) regarding the filing of the Code of Ethics for the Principal Executive and Principal Financial Officers of the Integrity Funds and Integrity Mutual Funds, Inc.
Item 3)	Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Lynn Aas is an audit committee financial expert, as defined in paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Aas is independent for purposes of Item 3 of Form N-CSR.

Effective January 6, 2006, Independent Trustee Lynn Aas retired from the Audit Committee. Mr. Jerry Stai was subsequently nominated and elected to fill the vacancy. Mr. Stai is independent for purposes of Item 3 of Form N-CSR.

Item 4)	Principal Accountant Fees and Services.
(a)

Audit fees include the amounts related to the professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
			2004	$4,900
			2005	$5,200
	(b)	Audit-related fees are fees principally for professional services rendered for due diligence and technical accounting consulting and research.
Audit-Related Fees
			2004	$1,100
			2005	$800
	(c)	Tax fees include amounts related to the preparation and review of the registrant’s tax returns.
Tax Fees
			2004	$950
			2005	$1,100
	(d)	All Other Fees.
None.
	(e)	(1)

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

(2)

0% of the services described in paragraphs (b) through (d) of item 4 were not pre-approved by the audit committee. All of the services described in paragraphs (b) through (d) of item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time permanent employees.
	(g)	None.
(h)

The registrant’s independent auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5)	Audit Committee of Listed Registrants.
Not applicable.
Item 6)	Schedule of Investments.
The Schedule of Investments is included in Item 1 of this Form N-CSR.
Item 7)	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8)	Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9)	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10)	Submissions of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors in the last fiscal half-year.
Item 11)	Controls and Procedures.
(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSRS (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12)	Exhibits.
	(a)	(1)	The registrant’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.
		(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 is filed and attached hereto.
	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Integrity Fund of Funds, Inc.
By:	/s/Robert E. Walstad
Robert E. Walstad
President
Date:	February 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Integrity Fund of Funds, Inc.
By:	/s/Robert E. Walstad
Robert E. Walstad
President
Date:	February 27, 2006

By:	/s/Laura Anderson
Laura Anderson
Treasurer
Date:	February 27, 2006